EMPLOYMENT AGREEMENT
                              --------------------


         THIS AGREEMENT is made and entered into as of the 5th day of October, 1998 between ENERGY RESEARCH CORPORATION, a New York corporation (the "Company"), and JOSEPH G. MAHLER, an individual with a current mailing address at 2 Queens Peak Road, Canton, Connecticut 06019, (the "the Employee"). Unless the context otherwise requires, the term "Company", shall include the Company and each of its subsidiaries.

                                W I T N E S E T H

         WHEREAS, the Company desires to employ the Employee as its Chief Financial Officer and Corporate Secretary and the Employee desires to be employed in such capacities in accordance with the terms and conditions set forth herein;

         NOW,  THEREFORE,   in  consideration  of  the  covenants,   conditions,
undertakings and premises contained herein, the sufficiency which is hereby acknowledged, the Company and the Employee agree follows:

                                    ARTICLE 1
                                    ---------

                              EMPLOYMENT AND DUTIES
                              ---------------------

1.1      Employment; Duties
         ------------------

         Subject to the terms and conditions set forth herein, commencing October 5, 1998 (the "Commencement Date") the Company agrees to employ the Employee and the Employee agrees to be employed as Chief Financial Officer, Treasurer and Corporate Secretary of the Company. In such position, the Employee shall perform such duties as are or may be assigned to the Employee by the Chief Executive Officer and Board of Directors of the Company (the "Board of Directors") from time to time. In connection therewith, the Employee shall report to and be subject to the supervision of the Chief Executive Officer. In the course of the performance of his duties hereunder, Employee shall comply in all material respects with the Company's regular employment policies and procedures as they may be modified from time to time.

1.2.     Full Time
         ---------

         The Employee shall devote his full working time, attention, energies, skills and best efforts exclusively to the performance of his duties hereunder. The Employee shall not during the term of this Agreement engage in any other business activity whether or not such activity is pursued for gain, profit or other pecuniary advantage, except that the Employee, on his own time, (a) may manage his own investments, and those of his immediate family, and (b) may serve as a member of the board of directors of other corporations subject to the restrictions set forth in Section 5.1, so long as such activity (as described in either clause (a) or (b) above), does not, in the reasonable judgment of the Company's Board of Directors, adversely affect the performance of his duties hereunder.

                                    ARTICLE 2
                                    ---------

 2.1     Term
         ----

         The term of the Employee's employment by the Company hereunder shall commence on the Commencement Date and, except as otherwise provided in this Agreement with respect to earlier termination, shall continue until terminated by either party pursuant to Article 7.

                                    ARTICLE 3
                                    ---------

                                  COMPENSATION
                                  ------------

3.1      Base Salary
         -----------

         For all service to be rendered by the Employee under this Agreement, and such other duties as the Chief Executive Officer and the Board of Directors may assign to him in accordance with Section 1.1 hereof, the Company agrees to pay the Employee a base salary of $185,000 per annum. The Employee's base salary shall be subject to periodic review and adjustment by the Chief Executive Officer and the Board of Directors in their sole discretion, provided that the base salary may not be reduced below $185,000 per year. The base salary shall be payable at such times as is customary for employees of the Company and in accordance with the normal payroll practices of the Company.

3.2.     Incentive Compensation
         ----------------------

         Commencing with the Company's fiscal year beginning November 1, 1998, the Employee shall be a participant in the Company's incentive compensation plan generally made available to executive officers as it may be in effect and revised from time to time. Employee's target bonus under such plan will be thirty percent (30%) of his base salary with a maximum bonus of 150% of the target bonus. The Employee understands and agrees that the implementation of an incentive compensation plan for the Employee and other executive officers will be subject to the review and approval of the Compensation Committee of the Board of Directors.

3.3.     Expenses
         --------

         (a) General. In addition to base salary and incentive compensation, the Company shall reimburse the Employee for all reasonable and necessary business expenses actually incurred by him in the performance of his duties, including, without limitation, expenses for travel, meals, entertainment and other miscellaneous business expenses, in accordance with the Company's policies and practices as may be in effect from time to time.

         (b) Moving Expenses. The Employee agrees to relocate to the vicinity of the Company's executive offices in Danbury, Connecticut (the "Company Location") as soon as practicable following his commencement of employment hereunder. In connection with that relocation, the Company agrees to pay for or reimburse the Employee for all reasonable out-of-pocket expenses incurred by him in connection with his relocation from his current residence in Canton, Connecticut to the

Company Location during a two year period following the execution of this Agreement, including, without limitation, (i) reasonable moving company expenses and storage fees, (ii) reasonable fees and expenses incurred in connection with the sale of his current residence, including reasonable brokerage commissions
(iii) reasonable fees and expenses incurred in connection with his purchase of a home in the vicinity of the Company Location, not including any brokerage commissions (iv) reasonable expenses associated with commuting to work (for a maximum period of six months following the execution of this Agreement) and to search for a new residence.

         (c) Documentation. Reimbursement or payment by the Company of the Employee's expenses as set forth in this Section 3.3 shall be subject to the Employee's submission of written, itemized expense accounts and such additional substantiation and justification as the Company may reasonably request consistent with the Company's reimbursement policies generally applicable for its salaried employees.

                                    ARTICLE 4
                                    ---------

                                COMPANY BENEFITS
                                ----------------

4.1      Vacation
         --------

         The Employee shall be entitled to receive four weeks of paid vacation per calendar year (pro rated for any partial year), which shall be taken at such time or times as will not unreasonably hinder or interfere with the Company's business or operations.


4.2.     Severance Benefit
         -----------------

         If during the Employee's employment pursuant to this Agreement, the Employee ceases to be employed by the Company as a result of the Company's termination of the Employee without cause pursuant to Section 7.4 (which shall not include any termination that is otherwise within Article 6) or the Employee's termination of his employment for good reason pursuant to Section 7.1, the Company shall pay the Employee as a severance benefit, (a) his then base salary plus (b) an amount equal to the Employee's bonus from the Company, if any, for the immediately preceding year. This severance benefit shall be payable by the Company through (i) the continuation of the Employee's base salary for a period of one year and (ii) the payment of the balance in four equal quarterly installments, with the first such payment due three months after the termination and the final payment due one year after the termination. The severance obligation set forth in this Section 4.2 shall be in lieu of and not in addition to any other severance benefits made available to other employees of the Company.

4.3.     Stock Options
         -------------

         (a) Effective on the execution of this Agreement, the Company shall issue to the Employee an option to purchase 50,000 shares of the Company's Common Stock with an exercise price equal to the closing price of the Company's Common Stock on the American Stock Exchange on the date hereof, pursuant to the Company's standard form of Option Agreement, subject to the following provisions. The option shall vest over a four year period at 25% per year (12,500 shares) on each anniversary date of the Commencement Date; provided however, if the Employee's employment hereunder is terminated without cause by the Company or for good reason by the Employee prior to the first anniversary date of the Commencement Date, the options to purchase the first 12,500 shares of the Company's Common Stock will automatically vest. The options will also fully vest upon a change of control of the Company.

         (b) The Employee understands that the Company is considering a so-called spin-off of its Battery business. In the event of such spin-off, if it occurs within the initial one year term of this Agreement, if at all, the Company will cause the spun-off company (the "Battery Company") to either grant the Employee an option to purchase 50,000 shares of its Common Stock or provide the Employee with the right to purchase 50,000 shares of restricted stock. The exercise or purchase price of such stock will be the fair market value of the stock, as determined by the Board of Directors on the date of grant. Such options or stock will vest at 25% per year from the date of their grant or purchase. The Employee understands and agrees that following the spin-off of the Battery Company, if it occurs, his employment may include acting as Chief Financial Officer of the Battery Company during an indefinite period.

4.4.     Other Benefit Plans
         -------------------

         The Employee shall further be entitled to participate in and receive benefits under any retirement, life insurance, accident, disability, health and dental insurance, profit sharing, or similar plans generally made available to its employees.

4.5.     Indemnification
         ---------------

         The Company agrees to defend and shall indemnify and hold the Employee harmless to the fullest extent permitted by law from any and all liability, costs, and expenses which may be assessed against the Employee by reason of the performance of his responsibilities and duties under the terms of this Agreement, provided such liability does not result from willful misconduct or gross negligence of the Employee.



                                    ARTICLE 5
                                    ---------

                                  RESTRICTIONS
                                  ------------

5.1      Non-Competition
         ---------------

         (a) So long as the Employee is employed by the Company and for a period of two years thereafter (the "Noncompetition Period"), the Employee shall not, directly or indirectly, whether as owner, partner, shareholder, director, consultant, agent, employee, guarantor, surety or otherwise, or through any person, consult with or in any way aid or assist any competitor of the Company or engage or attempt to engage in any employment, consulting or other activity which directly or indirectly competes with the Business of the Company. For purposes of this Agreement, the term "employment" shall include the performance of services by Employee as an employee, consultant, agent, independent contractor or otherwise and the term "Business" shall mean the research, development, manufacture, sale or distribution of fuel cells, batteries or related products and any other business engaged in, planned or under development by the Company with respect to which the Employee has had access to Company confidential information during the Noncompetition Period. The Employee acknowledges that his participation in the conduct of any such Business alone or with any person other than the Company will materially impair the Business and prospects of the Company.

         (b) In addition to and without limiting the foregoing, during the Noncompetition Period, Employee shall not knowingly do, attempt to or assist any other person in doing or attempting to do any of the following: (i) hire any director, officer, employee, or agent of the Company (a "Company Employee") or encourage any such person to terminate such relationship with the Company, as the case may be (for purposes hereof, the Employee shall be deemed to have so encouraged a Company Employee to terminate such relationship with the Company if the Employee hires or otherwise assists any person in hiring any such Company Employee within six months after the Company Employee terminates his or her relationship with the Company), (ii) encourage any customer, client, supplier or other business relationship of the Company to terminate or alter such relationship, whether contractual or otherwise, to the disadvantage of the Company; (iii) encourage any prospective customer or supplier not to enter into a business relationship with the Company; (iv) impair or attempt to impair any relationship, contractual or otherwise, written or oral, between the Company and any customer, supplier or other business relationship of the Company; or (v) sell or offer to sell or assist in or in connection with the sale to any customer or prospective customer of the Company any products of the type sold or rendered by the Company.

         (c) Nothing in this Agreement shall preclude Employee from making passive investments of not more than 2% of a class of securities of any business enterprise registered under the Securities Exchange Act of 1934.

5.2.     Intellectual Property
         ---------------------

     Upon execution of this Agreement, the Employee shall execute the Energy Research Corporation Agreement for Assignment, Confidentiality and Nonsolicitation, which agreement is hereby incorporated herein by reference.

5.3. Injunctive Relief
     -----------------

         The Employee acknowledges that the restrictions contained in this Article are reasonable in view of the nature of the business in which the Company is engaged and his position with the Company which will provide him with extensive knowledge of the business.

         The Company and the Employee mutually agree that the Employee's obligations under this Article are of a special and unique character which gives them a peculiar value, and the Company cannot be reasonably or adequately be compensated in damages in an action at law in the event the Employee breaches such obligations. The Employee therefore expressly agrees that, in addition to any other rights or remedies which the Company may possess, the Company shall be entitled to injunctive and other equitable relief to prevent a breach of this Article by the Employee, including a temporary restraining order or temporary injunction from any court of competent jurisdiction restraining any threatened or actual violation, and each party hereby consents to the entry of such order and injunctive relief and waives the making of a bond as a condition for obtaining such relief. Such rights shall be cumulative and in addition to any other legal or equitable rights and remedies the Company may have.

5.4.     Survival Enforceability
         -----------------------

         It is expressly agreed by the parties hereto that the provisions of this Article shall survive the termination of this Agreement.

         If any one or more of the provisions contained in this Article shall for any reason in any jurisdiction be held to be excessively broad as to the time, duration, geographical scope, activity or subject, it shall be construed with respect to such jurisdiction, by limiting or reducing it, so as to be enforceable to the extent compatible with the applicable law of such jurisdiction as it shall then appear.

                                    ARTICLE 6
                                    ---------

                                DEATH; DISABILITY
                                -----------------

6.1      Death
         -----

         If the Employee dies while employed under this Agreement, this Agreement shall terminate immediately. The Company will pay to the Employee's estate his base salary under Section 3.1 through the last day of the calendar month in which he dies, plus any incentive compensation awarded to the Employee under the Incentive Compensation Plan, but not yet paid, and such death benefits as may be provided pursuant to Section 4.4.

6.2.     Disability
         ----------

         If the Employee fails to perform his duties under this Agreement due to "Disability", as defined below, the Company may terminate this Agreement upon 30 days written notice to him. In that event, the Company shall pay the Employee his base salary under Section 3.1 through the date of termination; provided, however, that to the extent the Employee is receiving disability benefits pursuant to the Company's disability insurance policy, the amount of such benefits shall be credited against the Employee's base salary during the period prior to the date of termination. In addition, upon any termination based upon Disability, the Company shall pay to the Employee any incentive compensation awarded to the Employee under the Incentive Compensation Plan but not yet paid. The term "Disability" shall mean the inability of the Employee to perform for the Company the duties specified in Section 1.1 by reason of any medically determinable physical or mental impairment for (i) a period of four consecutive months, (ii) for shorter periods aggregating five months in any 12-month period or (iii) if the Board of Directors determines that it is probable that the Disability will continue for a length of time so as to constitute a Disability under clauses (i) or (ii) above. The determination of whether the Employee is Disabled shall be made by the Board of Directors on the basis of written medical evidence reasonably satisfactory to it. Notwithstanding anything to the contrary in the foregoing, in the event of a termination of the Employee pursuant to clause (iii), the Company will pay the Employee a minimum of four months base salary following such termination; provided, however, that to the extent the Employee is receiving disability benefits pursuant to the Company's disability insurance policy, the amount of such benefits shall be credited against the Employee's base salary.


                                    ARTICLE 7
                                    ---------

                                   TERMINATION
                                   -----------

 7.1     Termination by the Employee for Good Reason
         -------------------------------------------

         The Employee may terminate  this  Agreement for good reason upon ninety
(90) days written notice to the Company setting forth with specificity the grounds for termination upon the occurrence of any of the following: (a) the failure of the Company to observe or comply with any of its material obligations under this Agreement, if such failure has not been cured within 30 days after written notice thereof has been given by the Employee to the Company; (b) the dissolution of the Company; or (c) any merger in which the Company is not the surviving corporation and in which the stockholders of the Company own less than 50% of the voting securities of the merged entity upon the effectiveness of the merger, or any consolidation, sale of substantially all of the assets of the Company or change of control of the Company, provided the Employee has not approved the transaction by voting for it either as a director or shareholder. For purposes of clause (a) a material breach by the Company shall include a material change in the reporting responsibilities of the Employee such that the Employee is no longer effectively serving as the Chief Financial Officer of the Company, a material reduction in benefits or other perquisites of office such that the Employee is not receiving the benefits set forth herein or the benefits and other perquisites generally granted for executive positions within the Company. For purposes of clause (c) above, a "change of control" shall be presumed to have occurred if within any 12-month period a single person or entity, or related group of persons or entities, acquires 50% or more of the outstanding voting stock of the Company. In the event of a termination for good reason under this Section, the Company shall pay the Employee (i) his base salary as then in effect under Section 3.1 through the date of termination, (ii) any incentive compensation awarded to the Employee under the Incentive Compensation Plan, but not yet paid, and (iii) the severance benefit set forth in Section 4.2.

7.2.     Termination by the Company for Cause
         ------------------------------------

         The Company may terminate this Agreement for cause in the manner set forth below. For purposes of this Section, "cause" shall mean (a) a material breach by the Employee of the terms of this Agreement, including without limitation failure by the Employee to perform a material portion of his duties hereunder (not otherwise excused by the disability of the Employee) (b) criminal misconduct or unethical conduct, whether or not in relation to the Company's affairs or business, which reflects adversely upon Employee's honesty or integrity in the performance of his duties as an employee of the Company, or which otherwise is materially detrimental to the interests of the Company; (c) if the Employee is found guilty or pleads nolo contendere to the commission of a crime classified as a felony under any Federal, state or local law; and (d) commission by the Employee of an act of gross incompetence in the course of his employment hereunder. The term "cause" as used in the preceding sentence does not include the Employee's erroneous judgment or judgments of a technical, scientific, financial, legal and/or environmental nature which were, although erroneous, nevertheless reasonable at the time and under the circumstances in which they were made. In the event of termination under this Section, the Company shall pay to the Employee his base salary under Section 3.1 through the date of termination stated in the notice plus any incentive compensation awarded to the Employee under the Incentive Compensation Plan but not yet paid, and the Employee shall, if so requested by the Chief Executive Officer, perform his duties under Article 1 through the date of termination stated in the notice.

7.3.     Termination by the Company for Cause-Procedure
         ----------------------------------------------

         Notwithstanding anything to the contrary set forth herein, the Employee shall not be deemed to be have been terminated for cause without (i) delivery to the Employee of written notice setting forth the reasons for the Company's intention to terminate for cause, and (ii) an opportunity for the Employee to be heard before the Chief Executive Officer within five business days thereafter.

7.4.     Termination by the Company or the Employee Without Cause
         --------------------------------------------------------

         Either the Company or the Employee may terminate this Agreement for reasons other than as set forth above in Section 7.1 or Section 7.2 and which are not otherwise within Article 6 upon 30 days written notice. Upon such termination, the Company shall pay the Employee his base salary under Section
3.1 through the date of termination (provided, however, that the Employee continues to be available to perform the services required under Section 1.1 through the date of termination), plus any incentive compensation awarded to the Employee under the Incentive Compensation Plan, but not yet paid, and any accrued vacation. In addition, upon the Company's termination of the Employee without cause, the Company shall be required to pay the Employee the severance benefit set forth in Section 4.2. Nothing herein shall prohibit the Company from relieving the Employee of any or all of his duties hereunder pending the expiration of the 30-day notice period.

7.5.     Termination of Duties
         ---------------------

         Notwithstanding anything to the contrary set forth herein, at any time on or after delivery of written notice to the Employee, the Company may relieve the Employee of all of his duties and responsibilities hereunder and may relieve the Employee of authority to act on behalf of, or legally bind, the Company; provided, however, that any such action by the Company shall not relieve the Company of its obligation to pay to the Employee all compensation and benefits otherwise provided for in this Agreement.

                                    ARTICLE 8
                                    ---------

                                  MISCELLANEOUS
                                  -------------

8.1      No Conflicting Agreements.
         --------------------------

         The Employee represents and warrants to the Company, that the Employee is not under any obligation to any person or entity which is inconsistent with or in conflict with any of the terms of this Agreement or which would prevent, limit or impair in any way the Employee's performance of all the terms of this Agreement and the Employee agrees not to enter into any agreement, either written or oral, in conflict herewith.

8.2.     Entire Agreement
         ----------------

         This Agreement contains the entire understanding and agreement between the Company and the Employee and cannot be amended, modified, or supplemented in any respect except by subsequent written agreement entered into by both parties.

8.3.     Successors of the Company
         -------------------------

         This Agreement shall inure to the benefit of and be binding upon the Company, its successors and assigns, including, without limitation, any person, firm, corporation or other entity which may acquire all or substantially all of the Company's assets and business, or with or into which the Company may be consolidated or merged, and this provision shall apply in the event of any subsequent merger, consolidation or transfer. In every respect, this Agreement shall inure to the benefit of and be binding upon the Employee, his heirs, executors and personal representatives and, being personal in nature, shall not be assignable by the Employee.

8.4.     Effect of Waiver
         ----------------

         The waiver by either party of a breach of any provision of this Agreement shall not operate as or be construed as a waiver of any subsequent breach.

8.5.     Notices
         -------

         Any notice, request, demand or other communication in connection with this Agreement must be in writing and shall be deemed to have been given and received three days after a certified or registered letter containing such notice, properly addressed, with postage prepaid, is deposited in the United States mail; and, if given otherwise than by registered or certified mail, it shall not be deemed to have been given until actually delivered to and received by the party to whom it is addressed.

                    A. Notice to the Company shall be given at its principal mailing address, which at the time of execution of this Agreement is 3 Great Pasture Road, Danbury, Connecticut, 06813, Attention: Chief Executive Officer, or at such other address as it may designate.

B. Notice to the Employee shall be given at his home address, which at the time of execution of this Agreement is the address set forth in the heading of this Agreement, or at such other address as he may designate.

8.6.     Counterparts
         ------------

         This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

8.7.     Severability
         ------------

         If, in any jurisdiction, any provision of this Agreement or its application to any party or circumstances is restricted, prohibited or unenforceable, such provision shall, as to such jurisdiction, be ineffective only to the extent of such restriction, prohibition or unenforceability without invalidating the remaining provisions hereof and without affecting the validity or enforceability of such provision in any other jurisdiction or its application to other parties or circumstances.

8.8.     Survival
         --------

         Each of the terms and provision of this Agreement which are expressly or impliedly so intended shall survive the termination of this Agreement.

8.9.     Applicable Law
         --------------

         This Agreement shall be governed by and construed according to the laws of the State of Connecticut.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first stated above.
                           ENERGY RESEARCH CORPORATION


                                  By:      /s/ Jerry D. Leitman
                                           --------------------

                                           Jerry Leitman
                                           Chief Executive Officer

                                           /s/ Joseph G. Mahler
                                           ---------------------
                                           Joseph G. Mahler